UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)
Filed by the Registrant
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive additional materials

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Soliciting material pursuant to Rule 14a-12

Virtus Opportunities Trust
Registration Nos. 811-07455 and 033-65137 (Name of Registrant as Specified in Its Charter/Declaration of Trust)

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(3)
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Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com
April 11, 2016
Dear Fund Shareholder:
Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund (collectively, the “Funds”), each a series of Virtus Opportunities Trust (the “Trust”), will hold a special meeting of shareholders at 2:00 p.m. Eastern time, on May 26, 2016, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposal being presented by the Board of Trustees of the Trust.
The close of business on March 28, 2016 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Shareholders of the Funds are being asked to approve a new Subadvisory Agreement between Virtus Investment Advisers, Inc., the Funds’ Investment Adviser, and Kleinwort Benson Investors International, Ltd., the Funds’ Subadviser. Details about the proposal are included in the enclosed Proxy Statement, which also provides information about the voting process and the shareholder meeting.
The Board of Trustees has carefully assessed the proposal, and unanimously recommends that shareholders vote FOR the proposal. To confirm the Board’s recommendation, please vote FOR the proposal on the enclosed proxy card.
YOUR VOTE COUNTS AND A DELAY IN VOTING CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY — ONLINE, BY TELEPHONE OR BY MAIL — BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.
Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.
Sincerely,
George R. Aylward
President, Virtus Mutual Funds
This letter has been prepared solely for the information of existing shareholders.
This letter is not authorized for distribution to prospective investors.
Mutual Funds distributed by VP Distributors, LLC

VIRTUS OPPORTUNITIES TRUST
Virtus Emerging Markets Equity Income Fund
Virtus Essential Resources Fund
101 Munson Street
Greenfield, MA 01301
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on May 26, 2016
To the Shareholders of Virtus Emerging Markets Equity Income Fund and
Virtus Essential Resources Fund:
NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund (each a “Fund” and together the “Funds”), each a series of Virtus Opportunities Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, CT 06103, on May 26, 2016 at 2:00 p.m. Eastern Time and any adjournments thereof  (the “Meeting”) for the following purposes:
	Proposal	To be voted on by shareholders of:
Proposal 1	• To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc., and Kleinwort Benson Investors International, Ltd. with regard to Virtus Emerging Markets Equity Income Fund.	Virtus Emerging Markets Equity Income Fund
	• To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc., and Kleinwort Benson Investors International, Ltd. with regard to Virtus Essential Resources Fund.	Virtus Essential Resources Fund
The Funds may transact any other business that may properly come before the Meeting.
The Board of Trustees has fixed the close of business on March 28, 2016, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.
Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:
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Through the Internet — log on at the Internet address provided on the proxy card

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By telephone — call the toll-free number listed on the proxy card

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By mail — using the enclosed Proxy Card(s) and postage paid envelope

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In Person — at the Special Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.
By order of the Board of Trustees
Kevin J. Carr
Title: Secretary
Virtus Opportunities Trust
April 8, 2016
Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately follow this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
1.
Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VIRTUS OPPORTUNITIES TRUST
Virtus Emerging Markets Equity Income Fund
Virtus Essential Resources Fund
101 Munson Street
Greenfield, MA 01301
(800) 243-1574
SPECIAL MEETING OF SHAREHOLDERS
To be held on May 26, 2016
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Virtus Emerging Markets Equity Income Fund (“Emerging Markets Fund”) and Virtus Essential Resources Fund (“Essential Resources Fund”) (each a “Fund” and together the “Funds”), each a series of Virtus Opportunities Trust (the “Trust”). The proxies will be used at the special meeting of shareholders to be held at 100 Pearl Street, Hartford, CT 06103 on May 26, 2016 at 2:00 p.m. (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held at the offices of Virtus Investment Partners, Inc. (“Virtus”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about April 11, 2016 or as soon as practicable thereafter. The close of business on March 28, 2016 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. On the Record Date the following shares were outstanding representing the following number of votes for each Fund:
Virtus Emerging Markets Equity Income Fund	Class A	133,355,257
	Class C	75,355,361
	Class I	3,494,370,493
Virtus Essential Resources Fund	Class A	10,562,664
	Class C	12,371,438
	Class I	497,788,871
A copy of each Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.
It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $35,000. The costs associated with this Proxy Statement will be paid by Kleinwort Benson Investors International Ltd. (“Subadviser” or “KBII”).
Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

Thirty-three and one-third percent (33 1/3%) of the outstanding shares of each Fund must be present in person or by proxy to constitute a quorum for the transaction of business for each Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.
“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but such proxy is not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For the proposal contained in this Proxy Statement, abstentions and “broker non-votes” are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a “no” or “against” vote.
Separate votes are taken by each share class only if a matter affects or requires the vote of only that class or that class’s interest in the matter differs from the interest of the other classes. The proposal contained in this Proxy Statement will be voted on by shareholders of the Funds voting separately at the Fund level.
BOARD OF TRUSTEES RECOMMENDATION
The Board of Trustees met on February 24, 2016 to discuss the proposal contained in this Proxy Statement. The Board voted unanimously to approve the proposal. The Board of Trustees recommends that you vote “FOR” the proposal contained in this Proxy Statement.

PROPOSAL 1: APPROVAL OF THE SUBADVISORY AGREEMENT
WITH KLEINWORT BENSON INVESTORS INTERNATIONAL, LTD. FOR
EMERGING MARKETS FUND AND ESSENTIAL RESOURCES FUND.
I.   Introduction
Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) serves as investment adviser to the Funds, pursuant to an investment advisory agreement between VIA and the Trust, as amended on August 28, 2012, on behalf of Emerging Markets Fund, and on March 19, 2015, on behalf of Essential Resources Fund (the “Advisory Agreement”). KBII was appointed as investment subadviser to the Emerging Markets Fund and the Essential Resources Fund by each Fund’s sole shareholder pursuant to subadvisory agreements between VIA and KBII dated August 28, 2012 and March 16, 2015, respectively (the “Previous Subadvisory Agreements”). KBII is deemed to be an affiliate of the Adviser because it is a joint venture between Kleinwort Benson Investors Dublin Ltd. and Virtus Partners, Inc., an affiliate of VIA. The Board, including a majority of the independent Trustees, approved the Advisory Agreement and the Previous Subadvisory Agreement at a meeting held on November 12, 2014 for Essential Resources Fund. The Board, including a majority of the independent Trustees, last renewed the Advisory Agreement and the Previous Subadvisory Agreement at a meeting held on November 17, 2015 for Emerging Markets Fund.
On January 14, 2016, KBII notified the Adviser that Oddo & Cie SCA (“Oddo”) had raised its equity interest in BHF Kleinwort Benson Group SA, the ultimate indirect parent of KBII, to over 25%,(1) which was deemed a “change of control” under the Investment Company Act of 1940 (the “1940 Act”), and triggered an automatic termination of the Previous Subadvisory Agreements. In the role of Adviser to the Funds, VIA regularly monitors the performance of the subadviser and has the responsibility to recommend to the Board of Trustees of the Trust the hiring, termination and replacement of subadvisers. Upon notice by KBII to VIA regarding the change of control of its indirect controlling parent, the Adviser recommended to the Board of Trustees of the Trust that the Funds would benefit from continued service of KBII, which is expected to remain autonomous with respect to its investment advisory business under the new ownership by Oddo.
In connection with the automatic termination of the Previous Subadvisory Agreements, at a special meeting the Board of Trustees of the Trust held on January 26, 2016, the Trustees (including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”)) approved an interim subadvisory agreement between VIA and KBII with respect to the Funds, which took effect as of that date (the “Interim Subadvisory Agreement”). The Interim Subadvisory Agreement has a term of the earlier of 150 days or the date on which a new subadvisory agreement is entered into.
The Board of Trustees subsequently approved and recommended for shareholder approval a new investment subadvisory agreement between VIA and KBII, with respect to the Funds (the “Subadvisory Agreement”). The Subadvisory Agreement will become effective on the next business day following shareholder approval. As discussed below, the Subadvisory Agreement and the Interim Subadvisory Agreement are substantially similar to the Previous Subadvisory Agreements, except for the effective date and term of each agreement, and certain other immaterial exceptions. As with the Previous Subadvisory Agreements, the Funds do not pay the subadvisory fee under the Subadvisory Agreement or the Interim Subadvisory Agreement. The Advisory Agreement between the Trust and VIA relating to the Funds remains in effect and the fees payable to the Adviser by the Funds under the Advisory Agreement will not change. The Subadvisory Agreement must be separately approved by shareholders of each Fund. Approval and execution by one Fund is not dependent on approval and execution by the other Fund.
II.   The Previous, Interim and New Subadvisory Agreements
The Previous Subadvisory Agreements
The Previous Subadvisory Agreements provided that they would remain in effect until December 31, 2013 with respect to Emerging Markets Fund and December 31, 2016 with respect to Essential Resources Fund, and each would continue in full force and effect for successive periods of one year thereafter only so

(1)
Oddo has subsequently acquired 100% of the equity interest in BHF Kleinwort Benson Group SA.

long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreements were subject to termination by VIA or KBII upon 30 days’ written notice and terminated automatically in the event of its assignment.
The Previous Subadvisory Agreements obligated KBII to: (i) make investment decisions on behalf of each Fund; (ii) place all orders for the purchase and sale of investments for a Fund with brokers or dealers selected by KBII; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by each Fund; and (iv) perform certain limited related administrative functions in connection therewith.
The Previous Subadvisory Agreements also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of KBII, KBII would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreements.
Under the Previous Subadvisory Agreements, the Adviser paid a subadvisory fee to KBII, consisting of a fee computed at the rate of 50% of the net advisory fee paid by Emerging Markets Fund and Essential Resources Fund. For the fiscal year ended September 30, 2015, the Adviser paid KBII $353,360 and -$43,139, respectively, in aggregate subadvisory fees for its services with regard to Emerging Markets Fund and Essential Resources Fund.
The Interim Subadvisory Agreement
The terms of the Interim Subadvisory Agreement and the Subadviser’s obligations thereunder are substantially similar to the Previous Subadvisory Agreements, except for the effective date and term of the Agreement, and certain other immaterial exceptions. The Interim Subadvisory Agreement provides that it will remain in effect for no greater than 150 days or until a new subadvisory agreement is entered into with respect to the Funds. The Interim Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, upon ten days’ prior written notice to the Subadviser. The Interim Subadvisory Agreement will also terminate automatically in the event of its assignment or in the event that the Advisory Agreement between VIA and the Funds is assigned or terminated for any other reason.
The New Subadvisory Agreement
The terms of the new Subadvisory Agreement and the Subadviser’s obligations thereunder are substantially similar to the Previous Subadvisory Agreements, except for the effective date and term of the Agreement, and certain other exceptions. The Subadvisory Agreement provides that it will remain in effect until December 31, 2017, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Like the Previous Subadvisory Agreements, the Subadvisory Agreement would be subject to termination by VIA or the Subadviser upon 30 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of that Fund’s Advisory Agreement with VIA.
The Subadvisory Agreement would provide that the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from a Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to a Fund, except for willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement, except to the extent otherwise provided by law.
Subadvisory Fee
Under the Subadvisory Agreement, VIA will continue to pay the same subadvisory fee as under the Previous Subadvisory Agreements. VIA will pay a subadvisory fee to the Subadviser consisting of a fee computed at the rate of 50% of the net advisory fee paid by Emerging Markets Fund and Essential

Resources Fund. Emerging Markets Fund pays VIA an advisory fee at the annual rate of 1.05% for the first $1 billion of managed assets and 1.00% for amounts greater than $1 billion. Essential Resources Fund pays VIA an advisory fee at the annual rate of 1.10% of average net assets. This is identical to the fee under the Previous Subadvisory Agreements, so there will be no change to either the advisory or subadvisory fee under the Subadvisory Agreement. The fees paid under the Previous Subadvisory Agreements for the last fiscal year are identical to what would have been paid if the Subadvisory Agreement would have been in effect over that time period. The fees shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Funds shall be calculated as set forth in the then current registration statement of each Fund.
As with the Previous Subadvisory Agreements, the Funds do not pay the subadvisory fee under the Subadvisory Agreement. The Advisory Agreement between the Trust and the Adviser relating to each Fund remains in effect and the fees payable to the Adviser by the Funds under the Advisory Agreement will not change, so there is no increase in the management fees paid by the Funds as a result of the subadvisory fees paid under the Subadvisory Agreement.
Section 15(f) of the 1940 Act
Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.
First, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.
Second, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).
The Board intends for the transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by VIA or KBII of any circumstances arising from the approval of the New Subadvisory Agreement that might result in the imposition of an “unfair burden” on the Funds. At the present time, six of seven of the Trustees are classified as Independent Trustees and following the transaction, all six of the Independent Trustees will continue to be classified as such.
INFORMATION ABOUT VIA
VIA is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus is an independent, publicly traded financial services company, which, through its affiliates, provides asset management and related services to individuals and institutions. As of December 31, 2015, Virtus’ affiliated investment advisers had in aggregate approximately $47.4 billion in assets under management.
VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Virtus Mutual Funds’ shares. The Emerging Markets Fund paid VP Distributors $1,954 during the last fiscal year for performing these services for the Fund, while Essential Resources Fund did not pay any distribution fees to VP Distributors. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103.
Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent and transfer agent for the Virtus Mutual Funds. Emerging Markets Fund and Essential Resources Fund paid Virtus Fund Services $65,532 and $2,410, respectively, during the last fiscal year for performing these services. The principal office of Virtus Fund Services is located at 100 Pearl Street, Hartford, Connecticut 06103.
VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of December 31, 2015, VIA had approximately $29.8 billion in assets under management. VIA currently serves as investment adviser to one other fund that is managed similarly to Emerging Markets Fund, and does not manage any funds that are managed similarly to Essential Resources Fund. For the fiscal year ended September 30, 2015, VIA was paid $716,052 and -$86,277, respectively, in aggregate investment advisory fees for its services with regard to the Emerging Markets Fund and Essential Resources Fund.
The following persons serve as the principal executive officers of VIA at the address for VIA listed above and also serve as Officers of the Trust: George R. Aylward, President and Chief Executive Officer; Bradley W. Patrick, Senior Vice President, Chief Financial Officer and Treasurer; Francis G. Waltman, Executive Vice President; Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary; and Nancy Engberg, Vice President and Chief Compliance Officer.
MORE INFORMATION ABOUT THE SUBADVISER
Kleinwort Benson Investors International, Ltd. is located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland and with a registered office at One Boston Place, 201 Washington Street, Boston, MA 02109. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is 24% owned by Virtus Partners Inc., which is an affiliate of the Adviser, and 76% owned by Kleinwort Benson Investors Dublin Ltd., which is indirectly and wholly owned by BHF Kleinwort Benson Group SA, which in turn is wholly owned by Oddo & Cie SCA. Founded in 1980, the Subadviser serves as subadviser to mutual funds. As of December 31, 2015, the Subadviser had $8.4 billion of combined assets under management.
The following individuals will continue to serve as portfolio managers for the Emerging Markets Fund under the Subadvisory Agreement:
•
James Collery.   Mr. Collery is Senior Portfolio Manager—Global Equity Strategies at KBII and has managed the Fund since its inception in September 2012. Mr. Collery joined the firm in 2001 as a Performance & Risk Analyst. In 2003, he was appointed as a Portfolio Manager on a hedge fund team. Mr. Collery joined the Global Equity Strategy team in 2007.

•
David Hogarty.   Mr. Hogarty is Head of Strategy Development—Global Equity Strategies at KBII and has managed the Fund since its inception in September 2012. Mr. Hogarty joined the firm in 1994 and has held a number of senior management roles, including responsibility for Product Development, Business Development and Consultant Relationships. Mr. Hogarty was instrumental in developing the Global Equity Strategy in 2003 and has been a member of the investment team since launch.

•
John Looby.   Mr. Looby is Senior Portfolio Manager—Global Equity Strategies at KBII and has managed the Fund since October 2014. Mr. Looby joined the firm in September 2014. Prior to joining KBII, he was senior investment manager at Setanta Asset Management, where he was the lead portfolio manager of the flagship Global Equity Fund. Mr. Looby began his investment management career in 1990 and has had roles spanning fixed income, absolute return and equities.

•
Ian Madden.   Mr. Madden is Senior Portfolio Manager—Global Equity Strategies at KBII and has managed the Fund since its inception in September 2012. Mr. Madden joined the firm in November 2000 as a Portfolio Assistant and joined the Global Equity Strategies team in 2004. In 2002, Mr. Madden was appointed Manager of the Institutional Business Support unit, responsible for unit trust dealing, client cash flow, audit reporting and client queries.

•
Gareth Maher.   Mr. Maher is Head of Portfolio Management—Global Equity Strategies at KBII and has managed the Fund since its inception in September 2012. He joined the KBII Global Equity Strategies team in 2008, having managed U.S., Irish and Far Eastern equities for the firm from 2000.

•
Massimiliano Tondi, CFA.   Mr. Tondi is Senior Portfolio Manager—Global Equity Strategies at KBII and has managed the Fund since October 2014. Mr. Tondi joined the firm in September 2014. Prior to joining KBII, he was a quantitative portfolio manager at Fideuram Asset Management (2011 to 2014), where he previously served as a risk manager (2007 to 2011). Mr. Tondi began his career in the financial sector in 2004.

The following individuals will continue to serve as portfolio managers for the Essential Resources Fund under the Subadvisory Agreement:
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Andros Florides.   Mr. Florides is Portfolio Manager—Agribusiness and Global Resource Solutions Strategies at KBII, where he is responsible for the development of investment strategy as well as portfolio management. Prior to joining KBII in 2008, he was a senior research analyst, global consumer equities at Bank of Ireland Asset Management (1998 to 2008). Mr. Florides has managed the Fund since its inception in March 2015.

•
Colm O’Connor.   Mr. O’Connor is Portfolio Manager—Energy Solutions and Global Resource Solutions Strategies at KBII. He joined the Environmental Strategies team in 2006 as an analyst and was promoted to Portfolio Manager in 2008. Previously, he worked at the firm as an analyst in various departments at KBII (2003 to 2006). Mr. O’Connor has managed the Fund since its inception in March 2015.

•
Noel O’Halloran.   Mr. O’Halloran is Chief Investment Officer and Portfolio Manager at KBII. He joined KBII in 1992, was promoted to Head of Equities in 1996 and was appointed CIO in 2002. As CIO, he has overall responsibility for investment process and performance of the firm’s assets across the various asset classes and specialist equity portfolios. He has specifically managed equity portfolios across Irish, European, Asian and U.S. equity markets. Mr. O’Halloran has managed the Fund since its inception in March 2015.

The following persons serve as the principal executive officers of the Subadviser at the address for the Subadviser listed above:
Name	Positions Held With the Subadviser	Principal Occupation
Sean Hawkshaw	Chief Executive Officer and Director	Chief Executive Officer and Director of Kleinwort Benson Investors International, Ltd. and Kleinwort Benson Investors Dublin Ltd.
Noel O’Halloran	Chief Investment Officer and Director	Chief Investment Officer and Director of Kleinwort Benson Investors Dublin Ltd.
Gerard Solan	Chief Operational Officer and Chief Financial Officer	Chief Operational Officer, Chief Financial Officer and Director of Kleinwort Benson Investors Dublin Ltd.
Derval Murray	Chief Compliance Officer and Company Secretary	Chief Compliance Officer and Director of Kleinwort Benson Investors Dublin Ltd.
The Subadviser serves as investment adviser to the following registered funds that have a similar investment objective to the Emerging Markets Fund:
Name	Total Assets Under Management as of December 31, 2015	Advisory Fee
Mercer Emerging Markets Equity Fund	$260,521,077	0.52
SEI Institutional Investment Trust Emerging Markets Equity Fund (SMQFX)	$104,345,562	0.50
SEI Institutional Investment Trust—Emerging Markets Equity Fund (SIEMX)	$178,621,911	0.50
The Subadviser has not waived or reduced its fees under the applicable contract for the above named funds.
The Subadviser does not serve as investment adviser to any registered funds that have a similar investment objective to the Essential Resources Fund.

Basis for the Board’s Recommendation
The Board believes that the Funds’ shareholders will continue to benefit from management of the Funds’ assets by the Subadviser, which has consistent performance history. Strategic moves by the Subadviser have positioned it to be able to broaden its investment services. By retaining the portfolio managers and a team of international equity and natural resources equities analysts with their many years of experience of equity investments, the Subadviser is expected to be able to continue to provide reliable international investment services.
The Subadviser will manage the Funds in the same manner as it has, and there will be no change to the principal risks of investing in the Funds under the Subadviser.
In evaluating, approving and recommending to each Fund’s shareholders that they approve this proposal, the Board of Trustees requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with the Subadviser would be in the best interests of each Fund and its shareholders. The Board considered all the criteria separately with respect to each Fund and its shareholders. Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.
In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:
•
the nature, extent and quality of the services to be provided by the Subadviser with respect to the emerging markets equity and essential resources investments. The Trustees reviewed biographical information for the portfolio managers who would provide services under the Subadvisory Agreement and noted their depth of experience;

•
the rate of the investment subadvisory fee that would be paid by VIA (and not the Funds) under the Subadvisory Agreement, and the advisory fee paid by each Fund, both of which would remain unchanged from the fees paid under the Advisory Agreement and Previous Subadvisory Agreements. Based on the current asset levels of Emerging Markets Fund and Essential Resources Fund, the Board observed that the fees paid to KBII for its subadvisory services are favorable compared to its standard fee schedule for these strategies;

•
the investment performance of the Funds while under the management of the Subadviser, as well as the performances of composites of comparable accounts managed by the Subadviser and appropriate benchmarks. The Board noted that Emerging Markets Fund underperformed its benchmark index for the twelve-months ended December 31, 2015, while its performance was equal to the benchmark since its inception, and its performance was equal to or below the performance of the Subadviser’s comparable funds for those periods. The Board noted that Essential Resources Fund outperformed its benchmark index from its inception on March 24, 2015 through December 31, 2015, while the Subadviser had no similarly managed funds; and

•
the fact that there are no other tangible benefits to the Subadviser in providing investment advisory services to the Funds, other than the fees to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving each Fund could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

In considering the profitability to the Subadviser of its relationship with the Funds and the profitability to Virtus from its affiliation with KBII, the Board noted that the fees under the Subadvisory Agreement were paid by VIA out of the advisory fees that it receives under the Advisory Agreement, and that the subadvisory fees would be paid at the same level as under the Previous Subadvisory Agreements. For these reasons, the profitability to the Subadviser of its relationship with the Funds was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Funds to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Funds’ assets by the investment personnel at the Subadviser.
Required Vote
Approval of the Subadvisory Agreement with the Subadviser by each Fund requires the affirmative vote of a majority of the outstanding voting securities of each Fund’s shareholders voting separately, with each Fund’s share classes voting together. Under the 1940 Act, a majority of a Fund’s outstanding voting securities is defined as the lesser of  (1) 67% of the outstanding shares represented at a meeting at which more than 50% of a Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of a Fund’s outstanding voting securities (a “Majority Vote”). If the new Subadvisory Agreement is not approved, the Board of Trustees will consider the options available to each Fund that are in the best interests of shareholders.
SHARE OWNERSHIP INFORMATION
As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund.
Shareholder	Fund/Class	Shares	Percent of Class
AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXX9970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	34,268.817	25.7%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS C	14,783.011	19.62%
BNYM I S TRUST CO CUST FOR THE SEP IRA OF SCOTT M PALMER NEWPORT ME 04953-3232	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	24,837.313	18.62%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	9,223.654	6.92%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS I	175,563.394	5.02%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	10,132.282	7.6%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS C	24,302.936	32.25%
	VIRTUS ESSENTIAL RESOURCES FUND-CLASS C	2,117.916	17.12%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXX15 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS C	8,107.534	10.76%

Shareholder	Fund/Class	Shares	Percent of Class
VIRTUS PARTNERS INC 100 PEARL ST 8TH FL HARTFORD CT 06103-4500	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	10,971.655	8.23%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS C	10,750.058	14.27%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS I	254,285.816	7.28%
	VIRTUS ESSENTIAL RESOURCES FUND-CLASS A	10,054.762	95.19%
	VIRTUS ESSENTIAL RESOURCES FUND-CLASS C	10,007.151	80.89%
	VIRTUS ESSENTIAL RESOURCES FUND-CLASS I	483,600.000	97.15%
WILLIAM PALMER TRUSTEE C/F WILLIAM PALMER SERP CARMEL ME 04419-3553	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	21,013.498	15.76%
PORTFOLIO TRANSACTIONS
The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of a Fund may participate in brokerage commissions. The Funds do not conduct portfolio transactions through affiliated brokers.
OTHER BUSINESS
The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.
Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.
PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY MAY 25, 2016 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.
By order of the Board of Trustees

Name:	Kevin J. Carr
Title:	Secretary Virtus Opportunities Trust

VIRTUS OPPORTUNITIES TRUST
VIRTUS EMERGING MARKETS EQUITY INCOME FUND
VIRTUS ESSENTIAL RESOURCES FUND
FORM OF SUBADVISORY AGREEMENT
______ __, 2016
Kleinwort Benson Investors International, Ltd.
3rd Floor, 2 Harbourmaster Place, IFSC
Dublin 1, Ireland
RE:   Subadvisory Agreement
Ladies and Gentlemen:
Virtus Opportunities Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund (collectively, sometimes hereafter referred to as the “Series”).
Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.
1.
Employment as a Subadviser.   The Adviser, being duly authorized, hereby employs Kleinwort Benson Investors International Ltd. (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein.

2.
Acceptance of Employment; Standard of Performance.   The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.
Services of Subadviser.   In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.
Transaction Procedures.   All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.
5.
Allocation of Brokerage.   The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.
In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.
The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.
The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, any subadviser to any other Series of the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser, and applicable policies and procedures.

D.
Consistent with its fiduciary obligations to the Fund in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.
Proxies.

A.
Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.
B.
The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7.
Prohibited Conduct.   In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.
Information and Reports.

A.
The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.
Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.
C.
The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.
Fees for Services.   The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.
Limitation of Liability.   Except as otherwise stated in this Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information , or a material breach of any laws, rules, regulations or orders applicable to the Designated Series, and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.
Confidentiality.   Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.
Assignment.   This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.
Representations, Warranties and Agreements

A.
The Subadviser represents, warrants and agrees that:

1.
It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

2.
It will maintain, keep current and preserve such records on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder as are required of an investment adviser of a registered investment company (to the extent applicable). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

3.
It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.
4.
It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, written policies and procedures reasonably designed to prevent violation, by it and its supervised persons, of the Advisers Act and the rules that the SEC has adopted under the Advisers Act. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of Subadviser’s compliance policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Act. The Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

5.
The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.

B.
The Fund represents, warrants and agrees that:

1.
the Fund is a statutory trust established pursuant to the laws of State of Delaware;

2.
the Fund is duly registered as an investment company under the 1940 Act;

3.
the execution, delivery and performance of this Agreement are within the Fund’s powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the 1940 Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Fund;

4.
no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

5.
this Agreement constitutes a legal, valid and binding obligation enforceable against the Fund in accordance with its terms.

C.
The Adviser represents, warrants and agrees that:

1.
The Adviser is a corporation duly established, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the failure to so qualify would have a material adverse effect on its business;

2.
Adviser is duly registered as an “investment adviser” under the Advisers Act;

3.
Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the advisory contract;

4.
the execution, delivery and performance of this Agreement are within Adviser’s powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Adviser;

5.
no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

6.
this Agreement constitutes a legal, valid and binding obligation enforceable against Adviser.

14.
No Personal Liability.   Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Opportunities Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.
Entire Agreement; Amendment.   This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Series as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

16.
Effective Date; Term.   This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2017. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

17.
Termination.   This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act), upon 30 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 30 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser upon 30 days’ written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately upon the material breach by the Subadviser of this Agreement or by the Subadviser immediately upon the material breach by the Adviser of this Agreement. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the Act and the rules promulgated thereunder. Provisions of this Agreement relating to indemnification shall survive any termination of this Agreement.

18.
Applicable Law.   To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

19.
Severability.   If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.
Notices.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)
To Virtus or the Fund at:

Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, Connecticut 06103
Attn: Kevin J. Carr
Telephone: (860) 263-4791
Facsimile: (860) 241-1024
E-mail: kevin.carr@virtus.com
(b)
To the Subadviser at:

Kleinwort Benson Investors International Ltd.
One Boston Place
201 Washington Street
Boston, MA 02108
Attn: Geoff Blake, Director — Head of Business Development
Telephone: 1 617 621 7140
Cell Phone: +1 917 455 5215
E-mail: Geoff.Blake@KBInvestors.US
21.
Certifications.   The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.
Indemnification.   The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 6 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.
No party will be liable to another party for consequential damages under any provision of this Agreement.
23.
Relationship of Parties.   By virtue of this Agreement, the Adviser, the Fund and Subadviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on either of them. Subadviser shall perform its duties under this Agreement as an independent contractor and not as an agent of the Fund, the Trustees or the Adviser.

24.
Receipt of Disclosure Document.   The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

25.
Counterparts; Fax Signatures.   This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

VIRTUS OPPORTUNITIES TRUST
By:
Name:
Title:
VIRTUS INVESTMENT ADVISERS, INC.
By:
Name:
Title:
ACCEPTED:
KLEINWORT BENSON INVESTORS INTERNATIONAL LTD.
By:
Name:
Title:
SCHEDULES:	A.	Operational Procedures
B.
Record Keeping Requirements

C.
Fee Schedule

D.
Subadviser Functions

E.
Form of Sub-Certification

F.
Designated Series

SCHEDULE A
OPERATIONAL PROCEDURES
In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to The Bank of New York Mellon (the “Custodian”) and BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”) for the Fund.
The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. When necessary, trade information for executed trades can be sent to the Sub-Accounting Agent on trade date +1 by 11:00 a.m. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine or electronic delivery to the Custodian and by facsimile machine or batch files to the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:
1.
Purchase or sale;

2.
Security name;

3.
CUSIP number, ISIN or Sedols (as applicable);

4.
Number of shares and sales price per share or aggregate principal amount;

5.
Executing broker;

6.
Settlement agent;

7.
Trade date;

8.
Settlement date;

9.
Aggregate commission or if a net trade;

10.
Interest purchased or sold from interest bearing security;

11.
Other fees;

12.
Net proceeds of the transaction;

13.
Exchange where trade was executed;

14.
Identified tax lot (if applicable); and

15.
Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B
RECORDS TO BE MAINTAINED BY THE SUBADVISER
1.
(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.
The name of the broker;

B.
The terms and conditions of the order and of any modifications or cancellations thereof;

C.
The time of entry or cancellation;

D.
The price at which executed;

E.
The time of receipt of a report of execution; and

F.
The name of the person who placed the order on behalf of the Fund.

2.
(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.
Shall include the consideration given to:

(i)
The sale of shares of the Fund by brokers or dealers.

(ii)
The supplying of services or benefits by brokers or dealers to:

(a)
The Fund,

(b)
The Adviser,

(c)
The Subadviser, and

(d)
Any person other than the foregoing.

(iii)
Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.
Shall show the nature of the services or benefits made available.

C.
Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.
Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.
(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.
(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.
Records as necessary under Board approved Virtus Mutual Funds policies and procedures, including without limitation those related to valuation determinations.

*
Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C
SUBADVISORY FEE
(a) For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of each Designated Series shall be valued as set forth in the then current registration statement of the Fund.
(b)
Name of Series	Proposed Subadvisory Fee to be Paid by VIA to Kleinwort Benson Investors International Ltd.
Virtus Essential Resources Fund	50% of the net advisory fee payable to the adviser
Virtus Emerging Markets Equity Income Fund	50% of the net advisory fee payable to the adviser
For this purpose, the “net advisory fee” means the advisory fee paid to the Adviser after accounting for any applicable fee waiver and/or expense limitation agreement, which shall not include reimbursement of the Adviser for any expenses or recapture of prior waivers. In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount. However, because the Subadviser shares the fee waiver and/or expense assumption equally with the Adviser, if during the term of this Agreement the Adviser later recaptures some or all of the fees so waived or expenses so assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser 50% of the amount recaptured.

SCHEDULE D
SUBADVISER FUNCTIONS
With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:
(a)
An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)
Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c)
Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)
Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)
Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)
Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E
FORM OF SUB-CERTIFICATION
To:
Re:
Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:
[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments
Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.
In addition, our organization has:
a.
Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.
Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.
In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of  [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.
I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:
a.
All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.
Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:
a.
The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.
The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.
I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.
The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.
Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.
The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser] [Name of Authorized Signer] [Title of Authorized Signer]	Date

SCHEDULE F
DESIGNATED SERIES
Virtus Essential Resources Fund
Virtus Emerging Markets Equity Income Fund

PROXY PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2016
THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Virtus Emerging Markets Equity Income Fund (the “Fund”), a series of Virtus Opportunities Trust (the “Trust”), revoking previous proxies, hereby appoints Kevin J. Carr, Ann Flood and Gina Palmieri, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on May 26, 2016, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.
Vote via the Internet: https://vote.proxy-direct.com
Vote via the telephone: 1-800-337-3503
NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.
Signature and Title, if applicable
Signature (if held jointly)
, 2016 Date
Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Virtus Emerging Markets Equity Income Fund
VOTING OPTIONS

READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.
COMPUTER	TELEPHONE	LETTER	ATTENDANCE
VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
LOG ON TO:	CALL 1-800-337-3503	VOTE, SIGN AND DATE	ATTEND SHAREHOLDER MEETING
https://vote.proxy- direct.com FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	THIS PROXY CARD AND RETURN IN THE POSTAGE-PAID ENVELOPE	100 PEARL STREET HARTFORD, CT ON MAY 26, 2016
IF YOU VOTE THROUGH THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD.
The Board of Trustees recommends a vote FOR the following proposal.
PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:
1.
To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Kleinwort Benson Investors International, Ltd.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROXY PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2016
THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Virtus Essential Resources Fund (the “Fund”), a series of Virtus Opportunities Trust (the “Trust”), revoking previous proxies, hereby appoints Kevin J. Carr, Ann Flood and Gina Palmieri, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on May 26, 2016, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.
Vote via the Internet: https://vote.proxy-direct.com
Vote via the telephone: 1-800-337-3503
NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.
Signature and Title, if applicable
Signature (if held jointly)
, 2016 Date
Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Virtus Essential Resources Fund
VOTING OPTIONS

READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.
COMPUTER	TELEPHONE	LETTER	ATTENDANCE
VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
LOG ON TO:	CALL 1-800-337-3503	VOTE, SIGN AND DATE	ATTEND SHAREHOLDER MEETING
https://vote.proxy- direct.com FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	THIS PROXY CARD AND RETURN IN THE POSTAGE-PAID ENVELOPE	100 PEARL STREET HARTFORD, CT ON MAY 26, 2016
IF YOU VOTE THROUGH THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD.
The Board of Trustees recommends a vote FOR the following proposal.
PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:
1.
To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Kleinwort Benson Investors International, Ltd.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]